SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The Royce Fund

745 Fifth Avenue
New York, NY 10151
(212) 508-4500
(800) 221-4268

August 16, 2012

Dear Shareholder:

          Enclosed is a Proxy Statement describing new Investment Advisory Agreements between The Royce Fund, on behalf of Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund (the “Select Funds”) and Royce & Associates, LLC (“Royce”); and a proposed change to the fundamental and non-fundamental investment policies of Royce Select Fund I. Each of these proposals are to be voted on at a Special Meeting of Shareholders of the Select Funds. It is extremely important that you vote, regardless of the number of shares that you own.

          We propose to change the Select Funds’ current performance fee structure where, as compensation for its services and for paying certain other ordinary operating expenses, Royce receives from each Select Fund a performance fee of 12.5% of a Select Fund’s pre-fee total return, subject to a high watermark test, to a traditional management fee structure consistent with other series of The Royce Fund. The proposed fee rates are as follows:

Fund	Annual Fee Rate on Average Net Assets
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.00% of the first $2 billion 0.95% of the next $2 billion 0.90% of the next $2 billion 0.85% of any additional average net assets
Royce Select Fund II Royce Global Select Long/Short Fund	1.25% of the first $2 billion 1.20% of the next $2 billion 1.15% of the next $2 billion 1.10% of any additional average net assets

          Since each of the Select Funds is currently below their respective high watermarks, Royce would waive its compensation for services provided by it under the new agreements until a respective Select Fund’s pre-fee cumulative total return exceeds its pre-fee total return as of the day on which a fee was last accrued under its current Investment Advisory Agreement, and agrees to reimburse certain ordinary operating expenses as well. Thereafter, Royce has agreed to waive its compensation for services provided by it under the new agreements and/or agrees to reimburse expenses to the applicable Select Fund with respect to each subsequent annual period through the annual period ending April 30, 2015 to the extent necessary so that the applicable Select Fund’s annual operating expenses are not more than 1.24% of the average net assets for Royce Select Fund I, Royce Enterprise Select Fund and Royce Opportunity Select Fund and 1.49% of the average net assets for Royce Select Fund II and Royce Global Select Long/Short Fund.

Due to the performance fee, the Select Funds are currently only available to “qualified investors”. This restriction has minimized the availability of the Funds to potential investors. If the new agreements are approved the Select Funds will be able to be offered to all U.S. investors.

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          We also propose to eliminate Royce Select Fund I's fundamental investment restriction that limits its investment in foreign issuers to no more than 10% of the Fund’s assets and establish a non-fundamental investment restriction limiting such investments to no more than 15% of the Fund's net assets. Any future change to this non-fundamental investment restriction would be subject to the approval of the Board of Trustees of the Fund and not less than 30 days prior written notice to the Fund's shareholders. I believe that the proposed change is important to the Fund's operations but will not change the overall investment strategy of the Fund. Rather, I believe that the change will be beneficial to shareholders because it will give Royce more flexibility to achieve the Fund’s investment goals. Of course, there is no guarantee these changes will enable the Fund to achieve these goals.

          These Proposals are discussed more fully in the Proxy Statement. To avoid the expense of additional solicitation, please vote your shares promptly by using the enclosed proxy card and postage-paid envelope. Be sure to complete and sign each proxy card. You may also provide your vote via telephone or the Internet by following the instructions on the proxy card, please take advantage of these prompt and efficient voting options.

          If we have not received your vote as the date of the meeting approaches, you may receive a call from a representative of the Fund or Alliance Shareholder Communications to request that you vote and assist you in the voting process. If you have any questions, please call 877-777-6017.

Sincerely,

CHARLES M. ROYCE
President

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IMPORTANT INFORMATION

Enclosed is a Proxy Statement for an upcoming special shareholder meeting. While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Q. What am I being asked to vote for on this proxy?
A. This proxy has two proposals:

Proposal		Fund(s) Solicited
1.	Approval of new investment advisory agreements (“New Agreements”) between The Royce Fund, on behalf of its series, Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund (each a “Fund” and collectively, the “Select Funds”) and Royce & Associates, LLC (“Royce”).	All Select Funds (shareholders for each Fund voting separately)

2.	Approval of elimination of fundamental investment restriction that limits investment in the securities of foreign issuers.	Royce Select Fund I

Q. Why am I being asked to vote on these changes?
A. Under the current investment advisory agreements Royce receives a performance fee of 12.5% of each Select Fund’s pre-fee total return, subject to a high watermark test. Due to the performance fee, the Select Funds are currently only available to “qualified investors”. This restriction has minimized availability of the Funds. If the New Agreements are approved, the Select Funds will be able to be offered to all U.S. investors.

Royce believes that the proposed change to Royce Select Fund I’s investment restrictions is important to its operations but will not change its overall investment strategy. Rather, Royce believes that the change will be beneficial to shareholders because it will give Royce more flexibility to achieve the Fund’s investment goals. Of course, there is no guarantee these changes will enable the Fund to achieve these goals.

Q. How does the Board of Trustees recommend shareholders vote on the proposals?
A. The Board of Trustees has unanimously recommended that shareholders vote “FOR” the proposals. The Board believes that the proposed changes are in the best interests of the Funds and their shareholders.

Q. How can I vote my proxy?
A. For your convenience, there are several ways you can vote. Please see your proxy card for specific instructions on how to vote via telephone or the Internet.

Q. Why is it important to vote my proxy promptly?
A. You will save the expense of additional proxy solicitation. As important to some, you will not get a telephone call from a proxy solicitation firm retained by Royce.

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THE ROYCE FUND (Five Series)
ROYCE SELECT FUND I	ROYCE ENTERPRISE SELECT FUND
ROYCE SELECT FUND II	ROYCE OPPORTUNITY SELECT FUND
ROYCE GLOBAL SELECT
LONG/SHORT FUND

745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2012
To the Shareholders of

THE ROYCE FUND (Five Series)

Royce Select Fund I	Royce Enterprise Select Fund
Royce Select Fund II	Royce Opportunity Select Fund
Royce Global Select Long/Short Fund

          NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund (each a "Fund" and collectively, the “Select Funds”), each a series of The Royce Fund (the "Trust"), will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on September 27, 2012 at 3:00 p.m. (Eastern time), for the following purposes:

1.	To approve the proposed Investment Advisory Agreement for each Fund (shareholders of each Fund voting separately).
2.	To approve the elimination of Royce Select Fund I’s fundamental investment restriction limiting its investment in the securities of foreign issuers (shareholders of Royce Select Fund I only).
3.	To transact such other business as may come before the meeting or any adjournment thereof.

          The Board of Trustees has fixed the close of business on July 13, 2012 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that date will be entitled to vote.

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IMPORTANT

          To save the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed postage-paid envelope, even if you expect to be present at the Meeting. You may also provide your vote via telephone or the Internet by following the instructions on the proxy card, please take advantage of these prompt and efficient voting options. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Trustees.

John E. Denneen,
Secretary

Dated: August 16, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 27, 2012.

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT HTTP://WWW.VIEWPROXY.COM/ROYCEFUNDS/2012.

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THE ROYCE FUND (Five Series)
ROYCE SELECT FUND I	ROYCE ENTERPRISE SELECT FUND
ROYCE SELECT FUND II	ROYCE OPPORTUNITY SELECT FUND
ROYCE GLOBAL SELECT
LONG/SHORT FUND

745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 27, 2012

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of each of Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund (each a “Fund” and collectively, the “Select Funds”), each a series of the Trust, to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, at 3:00 p.m., Eastern time, on September 27, 2012 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 16, 2012.

The purpose of the Meeting is to vote on new Investment Advisory Agreements (the “New Agreements”) for the Select Funds and to vote on the elimination of a fundamental investment restriction of Royce Select Fund I. All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the approval of the New Agreements and “FOR” the approval of the elimination of Royce Select Fund I’s fundamental investment restriction.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

Royce & Associates, LLC (“Royce”) has, at its own expense, retained Alliance Shareholder Communications, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey, 07003, to aid in the solicitation of Proxies, at an estimated cost of approximately $15,000. Royce will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy materials to the beneficial owners of the Select Funds’ shares. Some officers of the Trust, employees of Royce Fund Services, Inc. (“RFS”), the Select Funds’ distributor, and Alliance Shareholder Communications may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

The Board of Trustees has set the close of business on July 13, 2012 as the record date (the “Record Date”) for determining those shareholders of the Select Funds entitled to notice of and to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Each share is entitled to one vote on each item of business at the Meeting (proportional voting rights for fractional shares held). The vote required for approval of each of the Proposals (approval of investment advisory agreements and elimination of a fundamental investment restriction) is a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended, which is the lesser of (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the Fund’s shares are present or represented at the Meeting.

The Board of Trustees knows of no business other than that stated in the Proposals in the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Information About Share Ownership

As of the Record Date, each Fund had outstanding the number of shares as indicated on Exhibit A to this Proxy Statement. Except as set forth in Exhibit A, to the Trust’s knowledge, as of the Record Date, no person is the beneficial owner of five percent or more of the Fund’s outstanding shares. In addition, as of the Record Date, all of the Trustees and officers of the Trust, individually and as a group, owned the approximate percentage of shares of the Select Funds as indicated on Exhibit A to this Proxy Statement.

The Select Funds’ portfolio managers and assistant portfolio managers, who as of the Record Date held the number of shares (beneficially or of record), as set forth in Exhibit A to this Proxy Statement, have indicated that they intend to vote their shares in favor of the Proposals.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Fund(s) Solicited
1. Approval of proposed investment advisory agreements.	All Select Funds (shareholders of each Fund voting separately).
2. Approval of elimination of Royce Select Fund I’s fundamental investment restriction that limits investment in the securities of foreign issuers.	Royce Select Fund I

PROPOSAL 1: APPROVAL OR DISAPPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

At a meeting of the Board of Trustees of the Trust held on June 6 and June 7, 2012, the Board, including all of the non-interested trustees, approved the New Agreements and recommends that each Fund’s shareholders approve the New Agreement for that Fund.

In reaching these decisions, the Board reviewed, among other things, information prepared internally by Royce and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by Royce (together, “The Royce Funds”) and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. Royce also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services Royce receives and other direct and indirect benefits to Royce and its affiliates from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from Royce. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund shareholders between Royce and each of the Funds. In considering factors relating to the approval of the New Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While each of the New Agreements were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:

(i) The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the New Agreements: (i) Royce’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of The Royce Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on shareholder interests exemplified by capping expenses on smaller funds, closing funds to new investors when Royce believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that Royce provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that under the Funds’ current investment advisory agreements (the “Current Agreements”) an “all-inclusive” management fee included the provision of administrative services and the payment of certain other ordinary operating expenses by Royce. In connection with the New Agreements, the Board considered that Royce will provide administrative services to the Funds at cost pursuant to the Administration Agreement between the Trust and Royce dated January 1, 2008. The trustees determined that the services to be provided to each Fund by Royce would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted Royce’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by Royce to each Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce would continue to be suitable for each Fund.

(ii) Investment performance of the Funds and Royce: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. Royce Select Fund I fell in the second quartile within its Morningstar category for the three-year period ended December 31, 2011 and in the first quartile for the five- and ten-year periods ended December 31, 2011. Royce Select Fund II fell in the first and second quartiles for the three- and five-year periods ended December 31, 2011, respectively. Royce Global Select Long/Short Fund fell within the first quartile within its Morningstar category for the three- and five-year periods ended December 31, 2011, while Royce Enterprise Select Fund fell within the middle quintile for the three-year period ended December 31, 2011. The Board noted that Royce Opportunity Select Fund had only commenced operations in the third quarter of 2010 so it only had a limited operating history. In addition to a Fund’s risk-adjusted performance, the trustees also reviewed and considered each Fund’s absolute total returns, down market performance and for Royce Select Fund I, long-term performance over more than ten years.

The trustees noted that Royce manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming their indexes and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that Royce had the necessary qualifications, experience and track record in managing mid-cap, small-cap and micro-cap securities to manage the Funds. The trustees determined that Royce continued to be an appropriate investment adviser for the Funds and concluded that each of the Funds’ performance supported the approval of the New Agreements.

(iii) Cost of the services provided and profits realized by Royce from its relationship with each Fund: The trustees considered the cost of the services provided by Royce and profits realized by Royce from its relationship with each Fund. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. It was also noted that under the Current Agreements the Funds each pay Royce an “all-inclusive” management fee equal to 12.5% of each Fund’s pre-fee high watermark total return and that Royce is responsible for paying most other ordinary operating expenses of the Funds. Under the New Agreements each Fund will be responsible for paying their own operating expenses and pay Royce a traditional management fee at a rate and on terms consistent with other series of the Trust as follows:

Fund	Annual Fee Rate on Average Net Assets
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.00% of the first $2 billion 0.95% of the next $2 billion 0.90% of the next $2 billion 0.85% of any additional average net assets
Royce Select Fund II Royce Global Select Long/Short Fund	1.25% of the first $2 billion 1.20% of the next $2 billion 1.15% of the next $2 billion 1.10% of any additional average net assets

In addition, Royce will provide administrative services to the Funds at cost pursuant to the Administration Agreement between the Trust and Royce dated January 1, 2008. The trustees concluded that Royce’s profits were reasonable in relation to the nature and quality of services provided.

(iv) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The trustees noted that the under the Current Agreements, the Funds are charged an all-inclusive performance fee and as a result can only be offered to “qualified investors”. The Board noted that this restriction has minimized the availability of the Select Funds. If the New Agreements are approved, the Select Funds will be able to be offered to all U.S. investors, which is expected to result in an increase in the asset size of each Fund and a spreading of operating expenses over a larger asset base. They also noted the breakpoints in the investment advisory fees under the New Agreements at higher asset levels consistent with other series of the Trust. The trustees concluded that the proposed fee structure under the New Agreements for each Fund was reasonable and that shareholders would sufficiently participate in economies of scale.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund under the Current Agreements and compared both the services to be rendered and the fees to be paid under the New Agreements to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. Since each of the Select Funds is currently below their respective high watermarks, Royce has agreed to waive its compensation for services provided by it under the New Agreements for the period beginning on the inception date of each New Agreement and ending on the date that a respective Select Fund’s pre-fee cumulative total return exceeds its pre-fee total return as of the day on which a fee was last accrued under its current Investment Advisory Agreement (the “Period”), and/or agrees to reimburse certain ordinary operating expenses (relating to the Period for that Select Fund). The trustees noted that thereafter, with respect to the New Agreements, Royce has agreed to waive advisory fees and reimburse operating expenses, other than acquired fund fees and expenses, in order to maintain the expense ratios at the levels set forth below through April 30, 2015 for the Investment Class shares of the Select Funds.

Fund	Expense limit
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.24%
Royce Select Fund II Royce Global Select Long/Short Fund	1.49%

The trustees noted that the anticipated net expense ratios for the Select Funds under the New Agreements would be competitive with those in their respective Morningstar categories. The trustees also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each of the Fund’s advisory fees compared favorably to these other accounts.

No single factor was cited as determinative to the decision of the trustees. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all the non-interested trustees, determined to approve the New Agreements, concluding the new terms were in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

If shareholders do not approve the proposal, the Current Agreements will remain in effect.

Current Investment Advisory Agreements

Royce has served as each Select Fund’s investment adviser since its inception and has managed the investment policies and made investment decisions for each pursuant to the Current Agreements. Exhibit B to this Proxy Statement sets forth the date of each Current Agreement, the date of the last submission of the agreement for shareholder approval and the reason for submission and a description of trustee actions regarding the Current Agreements since January 1, 2011, the beginning of the Funds’ last fiscal year.

Under the Current Agreements, as compensation for its services to each Select Fund and for paying certain other ordinary operating expenses, as set forth below, Royce is entitled to receive from each Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return. The fee, payable monthly, is calculated and accrued daily, based on the value of the Fund’s then current net assets. Fees are subject to a daily high watermark test. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. Conversely, Fund shares will bear a fee for any day on which the Fund’s pre-fee cumulative total return exceeds its pre-fee cumulative total return as of the day on which a fee was last accrued. This high watermark test is measured from the Fund’s commencement of operations and therefore could result in either Fund shares bearing a fee in a calendar year when the Fund’s return is negative, or not bearing a fee in a calendar year when the Fund’s total return is positive. In either event, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Royce is responsible for paying certain of the Select Funds’ other ordinary operating expenses. Dividend expense relating to short-selling activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses and other expenses not incurred in the ordinary course of business, are borne by the Funds. Amounts paid under the Current Agreements for the year ended December 31, 2011 are set forth below under “New Investment Advisory Agreements”.

New Investment Advisory Agreements

A form of the New Agreements is set forth in Exhibit C to this Proxy Statement. The New Agreements contain substantially identical provisions as the respective Current Agreements (except with respect to expenses payable by the Funds, expenses payable by Royce and fees payable to Royce, as described below), and are summarized below.

Under the New Agreements (as is the case under the Current Agreements), Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes; and (ii) provides each Fund with investment advisory, research and related services as a Fund may reasonably require for the investment of its assets.

Under the New Agreements (as is the case under the Current Agreements), each Fund is responsible for effecting sales and redemptions of its shares and for determining its net asset value. If the New Agreements are approved by shareholders, Royce will not be responsible for paying the Select Funds’ operating expenses but rather, each Fund will be responsible to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custody fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders’ reports and notices; supplies and postage; Federal and state registration fees; Federal state and local taxes; non-affiliated Trustees’ fees; and brokerage commissions. Royce will also provide administrative services to the Funds at cost pursuant to the Administration Agreement between the Trust and Royce dated January 1, 2008. A change to a more traditional management fee structure, consistent with other series of the Trust, will also occur if the Proposal is approved, the new fee rates are set forth below:

Fund	Annual Fee Rate on Average Net Assets
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.00% of the first $2 billion 0.95% of the next $2 billion 0.90% of the next $2 billion 0.85% of any additional average net assets
Royce Select Fund II Royce Global Select Long/Short Fund	1.25% of the first $2 billion 1.20% of the next $2 billion 1.15% of the next $2 billion 1.10% of any additional average net assets

Since each of the Select Funds is currently below their respective high watermarks, Royce has agreed to waive its compensation for services provided by it under the New Agreements for the period beginning on the inception date of each New Agreement and ending on the date that a respective Select Fund’s pre-fee cumulative total return exceeds its pre-fee total return as of the day on which a fee was last accrued under its current Investment Advisory Agreement (the “Period”), and/or agrees to reimburse certain ordinary operating expenses (relating to the Period for that Select Fund). It should be noted that there is uncertainty with respect to when a Select Fund will reach its high watermark. Thereafter, Royce has agreed to waive its compensation for services provided by it under the New Agreements and/or agrees to reimburse operating expenses, other than acquired fund fees and expenses, to the applicable Select Fund with respect to each subsequent annual period through the annual period ending April 30, 2015 (but not for any annual period thereafter) in an amount, if any, necessary so that the applicable Investment Class of a Select Fund’s annual operating expenses are not more than the following:

Fund	Expense limit
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.24%
Royce Select Fund II Royce Global Select Long/Short Fund	1.49%

A form of each Fund’s fee waiver and expense reimbursement agreement is set forth as Exhibit D to this Proxy Statement.

A comparison of the total expenses that the Select Funds paid during the year ended December 31, 2011 to the total expenses that would have been paid by the Select Funds if the New Agreements were in effect during the year ended December 31, 2011 follows. Under the Current Agreements, Royce is entitled to receive from each Select Fund a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. In addition, under the Current Agreements, all expenses of the Select Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expense and extraordinary expenses, will be paid by Royce. Under the New Agreements, this will no longer be the case. The pro forma expenses in the tables that follow assume that each of the Select Funds has reached their respective high watermark, prior to that point Royce will waive its investment advisory fees as previously noted.

	Royce Select Fund I (expenses under Current Agreement)	Royce Select Fund I (pro forma expenses under New Agreement)	% Difference
Investment advisory fees	$817,095*	$563,986	(30.98)%
Other expenses	-	78,434
Total expenses	$817,095	$642,420	(21.38)%
Expense ratio	1.45%	1.14%
   *The Fund paid a performance fee to Royce equal to 12.5% of its 11.60%, pre-fee, high watermark total return in 2011.

	Royce Select Fund II (expenses under Current Agreement)	Royce Select Fund II (pro forma expenses under New Agreement)	% Difference
Investment advisory fees	$49,270*	$55,515	12.68%
Dividends on securities sold short	3,007	3,007
Interest expense	4,949	4,949
Other expenses	-	58,760
Fee waivers/expense reimbursements	-	(56,058)
Net expenses	$57,226	$66,174	15.64%
Net expense ratio	1.29%	1.49%
   *The Fund paid a performance fee to Royce equal to 12.5% of its 8.88%, pre-fee, high watermark total return in 2011.

	Royce Global Select Long/Short Fund (expenses under Current Agreement)	Royce Global Select Long/Short Fund (pro forma expenses under New Agreement)	% Difference
Investment advisory fees	$197,280*	$301,937	53.05%
Dividends on securities sold short	13,169	13,169
Interest expense	26,497	26,497
Other expenses	-	83,857
Fee waivers/expense reimbursements	-	(65,552)
Net expenses	$236,946	$359,909	51.89%
Net expense ratio	0.98%	1.49%
   *The Fund paid a performance fee to Royce equal to 12.5% of its 6.56%, pre-fee, high watermark total return in 2011.

	Royce Enterprise Select Fund (expenses under Current Agreement)	Royce Enterprise Select Fund (pro forma expenses under New Agreement)	% Difference
Investment advisory fees	$14,371*	$11,093	(22.81)%
Dividends on securities sold short	24	24
Interest expense	149	149
Other expenses	-	35,767
Fee waivers/expense reimbursements	-	(33,278)
Net expenses	$14,544	$13,755	(5.42)%
Net expense ratio	1.31%	1.24%
   *The Fund paid a performance fee to Royce equal to 12.5% of its 10.40%, pre-fee, high watermark total return in 2011.

	Royce Opportunity Select Fund (expenses under Current Agreement)	Royce Opportunity Select Fund (pro forma expenses under New Agreement)	% Difference
Investment advisory fees	$22,126*	$22,954	3.74%
Dividends on securities sold short	1,741	1,741
Interest expense	2,282	2,282
Other expenses	-	37,413
Fee waivers/expense reimbursements	-	(35,927)
Net expenses	$26,149	$28,462	8.85%
Net expense ratio	1.14%	1.24%
   *The Fund paid a performance fee to Royce equal to 12.5% of its 7.68%, pre-fee, high watermark total return in 2011.

Information Relating to Other U.S. Registered Investment Companies Advised by Royce

Exhibit E to this Proxy Statement sets forth information relating to other U.S. registered investment companies for which Royce acts as investment adviser.

Affiliated Broker-Dealer

Royce Fund Services, Inc. (“RFS”), a New York corporation and wholly-owned subsidiary of Royce, is the distributor of the Select Funds. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151. RFS did not receive any compensation from the Select Funds during the year ended December 31, 2011. RFS will continue as distributor if the New Agreements are approved.

Information Concerning Royce

Royce, a Delaware limited liability company, is a wholly-owned subsidiary of Legg Mason, Inc., 100 International Drive, Baltimore, MD 21202, which owns a diversified group of global asset managers and is listed on the New York Stock Exchange (symbol: LM). Royce is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Royce has been investing in smaller-company securities with a value approach for more than 35 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Charles M. Royce, has been Royce’s President and Chief Investment Officer during this period. Exhibit F to this Proxy Statement sets forth the name, title and principal occupation of Royce’s President and members of its Board of Managers and separately sets forth the names of the Trust’s trustees and officers that are also officers and/or employees of Royce.

PROPOSAL 2: TO APPROVE THE ELIMINATION OF ROYCE SELECT FUND I’S FUNDAMENTAL INVESTMENT RESTRICTION THAT LIMITS INVESTMENT IN THE SECURITIES OF FOREIGN ISSUERS

The Board of Trustees of the Trust has approved, and unanimously recommends to Royce Select Fund I’s shareholders for their approval, a proposal to eliminate the fundamental investment restriction that limits the Fund’s investment in the securities of foreign issuers to no more than 10% of its total assets. In addition, the Board of Trustees has approved, subject to shareholder approval of the Proposal, the establishment of a non-fundamental investment restriction that would prohibit the Fund from investing more than 15% of its net assets in the securities of foreign issuers, i.e. issuers headquartered outside of the United States. The elimination of the fundamental investment restriction would remove the requirement for a shareholder vote to change such investment restriction in the future. Rather, any future change to this non-fundamental investment restriction would be subject to the approval of the Board of Trustees and not less than 30 days prior written notice to the Fund’s shareholders. Royce and the Trust’s Board of Trustees believe the proposed change is appropriate and in the best interests of the Fund’s shareholders because it will give Royce more flexibility to seek to achieve the Fund’s investment goal of long-term growth of capital. Of course, there is no guarantee these changes will enable the Fund to achieve these goals. If shareholders do not approve the proposal, the current fundamental investment restriction will remain in effect.

Current Fundamental Restriction

Currently, as a matter of fundamental policy, the Fund may not “invest more than 10% of its total assets in the securities of foreign issuers.”

Proposed Elimination

If the Proposal is approved by the Fund’s shareholders, the Fund will be permitted to invest in the securities of foreign issuers, i.e. issuers headquartered outside of the United States, in amounts greater than 10% of total assets. Royce believes that the ability to invest a higher percentage of the Fund’s assets in the securities of foreign issuers may provide enhanced investment opportunities including increased diversification to the Fund by giving it the ability to add securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. While the Fund will generally invest in the equity securities of foreign issuers and/or American Depositary Receipts that represent indirect interests in the equity securities of foreign issuers, it may also invest in the fixed income securities of foreign issuers (both corporate and government entities). Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries (also known as “emerging markets”) more than those headquartered in developed countries. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

There may be less public information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund’s ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. The prices of securities issued by micro-cap, small-cap and/or mid-cap companies (those with stock market capitalizations of up to $5 billion) that are headquartered outside of the United States are generally even more volatile and their markets are less liquid relative to securities issued by micro-cap, small-cap and/or mid-cap companies headquartered in the United States.

Exchange control regulations in such foreign markets may also adversely affect the Fund’s foreign investments and the Fund’s ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risks described above for foreign investments, including the risks of nationalization and expropriation of assets, would generally be increased to the extent that a Fund invests in companies located in developing countries.

REASON FOR THE PROPOSALS

Royce has proposed the New Agreements because it believes that a traditional management fee structure consistent with other series of the Trust, as opposed to the current performance fee structure, will increase the Select Funds’ availability by enabling them to be offered to all U.S. investors as opposed to being available only to “qualified investors”.

Royce has proposed that Royce Select Fund I change its fundamental investment restrictions as described above. Royce advised the Board that this change is not a means to alter the overall investment strategy of the Fund but rather is an opportunity that Royce believes would benefit shareholders because it will give Royce more flexibility to seek to achieve the Fund’s investment goal of long-term growth of capital. Of course, there is no guarantee these changes will enable the Fund to achieve these goals.

At a meeting of the Board of Trustees held on June 6 and 7, 2012, the Board considered the impact of the proposed change to the Fund’s fundamental investment restrictions and weighed the potential advantages of expanded investment flexibility with the possibility that the changes would cause the Fund to engage in investment strategies that involve increased risk and could result in lower returns for Fund shareholders. The Board concluded that recommending approval of the Proposal was in the best interests of shareholders because the Proposal potentially benefits shareholders with improved performance by allowing Royce to seek broader investment opportunities to achieve the Fund’s investment goals.

RECOMMENDATION OF THE TRUSTEES; REQUIRED VOTES

The Trustees unanimously recommend that each Fund’s shareholders vote to approve the New Agreements and that each of Royce Select Fund I’s shareholders also approve the change to its fundamental investment restrictions. Such approvals must be by the favorable vote of the lesser of (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the Fund’s shares are present or represented at the Meeting.

ADJOURNMENT OF MEETING; OTHER MATTERS

A quorum of shareholders is necessary to hold a valid meeting. Under the By-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting. In the event that sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals.

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in “street name” for their customers, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters. With respect to the Proposals, it is not expected that brokers will be permitted to vote Fund shares in their discretion. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposals as well as a vote against any adjournment.

ANNUAL REPORT DELIVERY

The Funds’ most recent Annual Report to Shareholders for the year ended December 31, 2011 and the Funds’ Semiannual report to shareholders for the six months ended June 30, 2011 were mailed to shareholders in late February 2012 and late August 2011, respectively. The Funds’ Semiannual Report to Shareholders for the six months ended June 30, 2012 will be mailed in late August 2012. Copies of these reports are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or calling toll-free at 1-800-221-4268.

SHAREHOLDER PROPOSALS

Neither the Funds nor the Trust holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Trust or Fund shareholder meeting should send their written proposals to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU MAY ALSO PROVIDE YOUR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.

By order of the Board of Trustees.

John E. Denneen,
Secretary

Dated: August 16, 2012

EXHIBIT A
As of the Record Date, each Fund had outstanding the number of shares and the approximate net asset value as indicated in the table below:

Fund	Class	Shares Outstanding	Approximate Net Asset Value (millions)
Royce Select Fund I	Investment	2,749,197	$48
Royce Select Fund II	Investment	331,281	$3
Royce Global Select Long/Short Fund	Investment	1,349,041	$22
Royce Enterprise Select Fund	Investment	113,604	$1
Royce Opportunity Select Fund	Investment	204,885	$2

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the Select Funds’ outstanding shares of beneficial interest as of the Record Date:

Name and Address of Owner	Fund	Amount and Nature of Ownership	Percent of Shares Outstanding
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	Royce Select Fund I – Investment Class	1,390,082 Record	50.56%

Charles M. Royce c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Select Fund I – Investment Class	207,237* Record	7.54%

Keybank NA P.O. Box 94871 Cleveland, OH 44101-4871	Royce Select Fund I – Investment Class	154,961 Record	5.64%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	Royce Select Fund II – Investment Class	32,395 Record	9.78%

Royce Family Investments, LLC 8 Sound Shore Dr., Ste 140 Greenwich, CT 06830-7259	Royce Select Fund II – Investment Class	88,654** Record and Beneficial	26.76%

John David Roven Houston, TX 77018-8018	Royce Select Fund II – Investment Class	27,868 Record and Beneficial	8.41%

James J. Harvey c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Select Fund II – Investment Class	23,963 Record and Beneficial	7.23%

Wendel & Co C/O The Bank Of New York Mutual Fund Reorg Dept. Wall Street Station P.O. Box 1066	Royce Global Select Long/Short Fund – Investment Class	377,343 Record	27.97%

Name and Address of Owner	Fund	Amount and Nature of Ownership	Percent of Shares Outstanding
New York, NY 10268-1066

Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0002	Royce Global Select Long/Short Fund – Investment Class	144,303 Record	10.70%

W Whitney George & Meredith M George JT WROS c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Global Select Long/Short Fund – Investment Class	97,422 Record and Beneficial	7.22%

Royce Family Investments, LLC 8 Sound Shore Dr., Ste. 140 Greenwich, CT 06830-7259	Royce Enterprise Select Fund – Investment Class	76,711 Record and Beneficial	67.52%

Steven G McBoyle c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Enterprise Select Fund – Investment Class	12,751 Record and Beneficial	11.22%

Christopher Z Ou & Irene Wan Hong Lam JT WROS McKinney, TX 75070-7193	Royce Enterprise Select Fund – Investment Class	11,708 Record and Beneficial	10.31%

Steven G McBoyle c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Enterprise Select Fund – Investment Class	12,751 Record and Beneficial	11.22%

State Street Bank And Trust Co Cust Ira R/O Thomas James Legg Keymar, MD 21757-9719	Royce Enterprise Select Fund – Investment Class	6,623 Record	5.83%

State Street Bank And Trust Co Cust Ira Peter H Vandenberg Milwaukee, WI 53217-4633	Royce Enterprise Select Fund – Investment Class	5,812 Record	5.12%

Blanche L Hench & William Hench JT WROS c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Opportunity Select Fund – Investment Class	126,072 Record and Beneficial	61.53%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	Royce Opportunity Select Fund – Investment Class	585,955 Record	17.80%

Boniface A Zaino Alison H Zaino JT WROS c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Royce Opportunity Select Fund – Investment Class	10,419 Record and Beneficial	5.09%
* Includes 199,553 shares held by Royce Family Fund, a charitable foundation established by Mr. Royce and members of his family.
**Excludes 14,003 shares held by Charles M. Royce.

Information regarding the ownership of the Select Funds’ shares by the Trust’s Trustees and officers as of the Record Date is set forth in the table below (if a Trustee or officer is not listed they do not hold shares of the Funds):

Name and Address of Owner	Fund	Amount of Record/Beneficial Ownership	Percent of Shares Outstanding
Charles M. Royce	Royce Select Fund I	207,237	7.54%
Charles M. Royce	Royce Select Fund II	102,657	30.99%
Charles M. Royce	Royce Enterprise Select Fund	76,711	67.53%
G. Peter O’Brien	Royce Select Fund I	4,955	0.18%
G. Peter O’Brien	Royce Select Fund II	7,002	2.12%
G. Peter O’Brien	Royce Global Select Long/Short Fund	6,069	0.45%
Jack E. Fockler	Royce Global Select Long/Short Fund	57,404	4.26%
W. Whitney George	Royce Global Select Long/Short Fund	97,422	7.22%
*The address of each trustee and officer is 745 Fifth Avenue, New York, New York 10151.

Information regarding the ownership of the Select Funds’ shares by each Fund’s portfolio manager and assistant portfolio manager as of the Record Date is set forth in the table below:

Fund	Portfolio Manager/ Assistant Portfolio Manager	Amount of Record/ Beneficial Ownership	Percent of Shares Outstanding
Royce Select Fund I	Lauren Romeo (Portfolio Manager)	69,495	2.53%
	Charles M. Royce (Assistant Portfolio Manager)	207,237	7.54%

Royce Select Fund II	James J. Harvey (Portfolio Manager)	23,963	7.23%
	Charles M. Royce (Assistant Portfolio Manager)	102,657	30.99%

Royce Global Select Long/Short Fund	David A. Nadel (Portfolio Manager)	12,992	0.96%
	W. Whitney George (Assistant Portfolio Manager)	97,422	7.22%

Royce Enterprise Select Fund	Steven G. McBoyle (Portfolio Manager)	12,751	11.22%
	Charles M. Royce (Assistant Portfolio Manager)	76,711	67.53%

Royce Opportunity Select Fund	William A. Hench (Portfolio Manager)	126,072	61.53%
	Boniface A. Zaino (Assistant Portfolio Manager)	10,419	5.09%

EXHIBIT B
INFORMATION RELATING TO CURRENT AGREEMENTS

Fund	Date of Current Agreement	Description of Trustee Actions Regarding Current Agreement Since January 1, 2011	Date of Last Submission of Current Agreement for Shareholder Approval and Reason for Submission
Royce Select Fund I	October 1, 2001	Annual Approval	September 24, 2001 - Termination of prior agreement due to change of control of Royce
Royce Select Fund II	June 30, 2005	Annual Approval	June 30, 2005 - Approval by initial shareholder prior to public offering
Royce Global Select Long/Short Fund	June 30, 2005	Annual Approval	June 30, 2005 - Approval by initial shareholder prior to public offering
Royce Enterprise Select Fund	September 18, 2007	Annual Approval	September 28, 2007- Approval by initial shareholder prior to public offering
Royce Opportunity Select Fund	August 20, 2010	Annual Approval	August 31, 2010 - Approval by initial shareholder prior to public offering

B-1

EXHIBIT C
FORM OF INVESTMENT ADVISORY AGREEMENT
BETWEEN
THE ROYCE FUND
AND
ROYCE & ASSOCIATES, LLC

Agreement made this __ day of ______________, 2012, by and between THE ROYCE FUND, a Delaware statutory trust (the “Fund”), and ROYCE & ASSOCIATES, LLC, a Delaware limited liability company (the “Adviser”).

The Fund and the Adviser hereby agree as follows in respect of [NAME OF SERIES](the “Series”):

1.  Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund’s Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund’s Trustees.

2. Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series’ shares, for determining the net asset value thereof and for all of the Series’ other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders’ reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees’ fees; and brokerage commissions.

3.  Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series’ total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

4.  Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to [*]. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

*Series	Percentage Per Annum of Series’ Average Net Assets
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.00% of the first $2 billion 0.95% of the next $2 billion 0.90% of the next $2 billion 0.85% of any additional average net assets
Royce Select Fund II Royce Global Select Long/Short Fund	1.25% of the first $2 billion 1.20% of the next $2 billion 1.15% of the next $2 billion 1.10% of any additional average net assets

5.  Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

6.  Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser’s right to enter into sub advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund’s Trustees, or any committee thereof, unless such action has been caused by the Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

7.  Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

8.  Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

9.  Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the date above written. This Agreement shall remain in effect until June 30, 2014, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Fund’s Trustees, including a majority of such Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Series and the vote of the Fund’s Trustees, including a majority of such Trustees who are not parties to this Agreement or “interested persons” (as so defined) of any such party. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund’s Trustees or by the Adviser, and will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act of 1940); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name “Royce” in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

10.  Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund’s behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund’s Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:
Charles M. Royce, President

ROYCE & ASSOCIATES, LLC

By:
Charles M. Royce, President

EXHIBIT D
FORM OF FEE WAIVER AND EXPENSE
REIMBURESEMENT AGREEMENT

_________________, 2012

The Royce Fund
745 Fifth Avenue
New York, NY 10151

Re:  Fee Waiver and Expense Reimbursement - [NAME OF SERIES] (Investment Class)

Gentlemen:

Reference is made to the Investment Advisory Agreement dated ____________, 2012 (the “Agreement”) by and between The Royce Fund (the “Fund”) on behalf of [NAME OF SERIES] (the “Series”) and Royce & Associates, LLC (the “Adviser”).

Notwithstanding the provisions of Section 4 (Compensation of the Adviser) of the Agreement, the Adviser hereby waives compensation for services provided by it under the Agreement for the period beginning _____________ and ending on the date that the Series’ pre-fee cumulative total return exceeds its pre-fee total return as of the day on which a fee was last accrued under its Investment Advisory Agreement dated [DATE OF CURRENT AGREEMENT] (the “Period”), and/or agrees to reimburse ordinary operating expenses (excluding dividend expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses and other expenses not borne in the ordinary course of business) relating to the Period to the Series.

The Adviser hereby also waives compensation for services provided by it under the Agreement to the Series with respect to the Investment Class (the “Class”), and/or agrees to reimburse expenses to the Series with respect to the Class for each subsequent annual period through the annual period ending April 30, 2015 (but not for any annual period thereafter) in an amount, if any, necessary so that the Series’ Annual Operating Expenses (as defined below) for the Class are not more than [*] of the Class’ average net assets for such annual period.

*Series	Expense limit
Royce Select Fund I Royce Enterprise Select Fund Royce Opportunity Select Fund	1.24%
Royce Select Fund II Royce Global Select Long/Short Fund	1.49%

The Series’ “Annual Operating Expenses” for the Class means and will consist only of the following operating expenses of the Series for the Class that are, under generally accepted accounting principles, accruable and deductible from the Series’ assets with respect to the Class for the period involved: (i) investment advisory fees, if any; (ii) Rule 12b-1 distribution fees, if any; and (iii) custodian fees, shareholder servicing fees, administrative and office facilities expenses, professional fees, trustees’ fees and any other operating expenses of the Series with respect to the Class that are recorded or includable in the Series’ statement of operations in accordance with generally accepted accounting principles. Notwithstanding the provisions of the

D-1

immediately preceding sentence, the Series’ “Annual Operating Expenses” for the Class do not include “acquired fund expenses”, interest and dividends on securities sold short, amortization of organization expenses, taxes, brokerage commissions, litigation and indemnification expenses or any costs or expenses of or for the Series with respect to the Class that are “extraordinary” as determined under generally accepted accounting principles (see Accounting Principles Board Opinion No. 30).

The Adviser’s obligations to reimburse the Series hereunder will not apply for any period when the Adviser is not rendering services to such Series under the Agreement.

Very truly yours,

ROYCE & ASSOCIATES, LLC

By:
John D. Diederich
Chief Operating Officer

ACCEPTED:
THE ROYCE FUND

By:
John D. Diederich
Vice President

D-2

EXHIBIT E
INFORMATION RELATING TO OTHER U.S. REGISTERED INVESTMENT
COMPANIES ADVISED BY ROYCE

Investment Company	Advisory Relationship	Annual Investment Advisory Fees	Approximate Net Assets as of June 30, 2012 (millions)	Advisory Fees Waived by Royce for the Year Ended December 31, 2011
The Royce Fund
Royce Pennsylvania Mutual Fund	Investment Adviser	- 1.00% of first $50 million - 0.875% of next $50 million - 0.75% of any additional average net assets	$5,844	_
Royce Heritage Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$265	_
Royce Total Return Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$4,483	_
Royce Dividend Value Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$356	_
Royce Premier Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$6,743	_
Royce Special Equity Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$2,765	_
Royce Value Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$1,415	_
Royce 100 Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$354	_

Investment Company	Advisory Relationship	Annual Investment Advisory Fees	Approximate Net Assets as of June 30, 2012 (millions)	Advisory Fees Waived by Royce for the Year Ended December 31, 2011
Royce Focus Value Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$9	$44,341
Royce Partners Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$2	$18,200
Royce Special Equity Multi-Cap Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$87	$71,032
Royce Opportunity Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$1,744	_
Royce Value Plus Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$1,712	_
Royce Financial Services Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$15	$58,616
Royce Micro-Cap Discovery Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$4	$37,044
Royce SMid-Cap Value Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$11	$48,417
Royce Mid-Cap Fund	Investment Adviser	- 1.00% of first $2 billion - 0.95% of next $2 billion - 0.90% of next $2 billion - 0.85% of any additional average net assets	$5	$48,687

Investment Company	Advisory Relationship	Annual Investment Advisory Fees	Approximate Net Assets as of June 30, 2012 (millions)	Advisory Fees Waived by Royce for the Year Ended December 31, 2011
Royce Low-Priced Stock Fund	Investment Adviser	- 1.15% of first $2 billion - 1.10% of next $2 billion - 1.15% of next $2 billion - 1.10% of any additional average net assets	$3,545	_
Royce Micro-Cap Fund	Investment Adviser	- 1.30% of first $2 billion - 1.25% of next $2 billion - 1.20% of next $2 billion - 1.15% of any additional average net assets	$1,122	_
Royce International Micro-Cap Fund	Investment Adviser	- 1.30% of first $2 billion - 1.25% of next $2 billion - 1.20% of next $2 billion - 1.15% of any additional average net assets	$4	$58,863
Royce European Smaller-Companies Fund	Investment Adviser	- 1.25% of first $2 billion - 1.20% of next $2 billion - 1.15% of next $2 billion - 1.10% of any additional average net assets	$15	$79,031
Royce Global Value Fund	Investment Adviser	- 1.25% of first $2 billion - 1.20% of next $2 billion - 1.15% of next $2 billion - 1.10% of any additional average net assets	$298	_
Royce International Smaller-Companies Fund	Investment Adviser	- 1.25% of first $2 billion - 1.20% of next $2 billion - 1.15% of next $2 billion - 1.10% of any additional average net assets	$23	$96,901
Royce Global Dividend Value Fund	Investment Adviser	- 1.25% of first $2 billion - 1.20% of next $2 billion - 1.15% of next $2 billion - 1.10% of any additional average net assets	$6	$61,440
Royce International Premier Fund	Investment Adviser	- 1.25% of first $2 billion - 1.20% of next $2 billion - 1.15% of next $2 billion - 1.10% of any additional average net assets	$4	$49,164
Royce Capital Fund
Royce Micro-Cap Portfolio	Investment Adviser	- 1.25% of average net assets	$590	_
Royce Small-Cap Portfolio	Investment Adviser	- 1.00% of average net assets	$590	_
Royce Focus Trust, Inc.	Investment Adviser	- 1.00% of average net assets	$174	_

Investment Company	Advisory Relationship	Annual Investment Advisory Fees	Approximate Net Assets as of June 30, 2012 (millions)	Advisory Fees Waived by Royce for the Year Ended December 31, 2011
Royce Micro-Cap Trust, Inc.	Investment Adviser	- Ranges from 0.50% to 1.50% of average net assets depending on performance compared to Russell 2000 Index	$353	$105,001
Royce Value Trust, Inc.	Investment Adviser	- Ranges from 0.50% to 1.50% of average net assets depending on performance compared to Standard & Poor’s SmallCap 600 Index	$1,212	_

EXHIBIT F
Information relating to Royce’s President and Board of Managers is set forth below:

Name and Address	Position	Principal Occupation
Charles M. Royce c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	President and Member of the Board of Managers	President and Co-Chief Investment Officer of Royce; and President of The Royce Funds.
John D. Diederich c/o Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	Member of the Board of Managers	Chief Operating Officer and Managing Director of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of RFS.
Jeffrey A. Nattans c/o Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Member of the Board of Managers	Head of M&A and Business Development at Legg Mason, Inc.
Ronald R. Dewhurst c/o Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Member of the Board of Managers	Head of Global Investment Managers at Legg Mason, Inc.
Peter H. Nachtwey c/o Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Member of the Board of Managers	Chief Financial Officer of Legg Mason, Inc.

Names of Trust officers that are also officers and/or employees of Royce are set forth below:

Name	Position with Trust	Position with Royce
Charles M. Royce	President and member of Board of Trustees	President and Co-Chief Investment Officer
John D. Diederich	Vice President and Treasurer	Chief Operating Officer, Managing Director and Chief Financial Officer
Jack E. Fockler, Jr.	Vice President	Managing Director and Vice President
W. Whitney George	Vice President	Managing Director, Vice President and Co-Chief Investment Officer
Daniel A. O’Byrne	Vice President	Vice President and Principal
John E. Denneen	Secretary and Chief Legal Officer	General Counsel, Secretary, Principal, Chief Compliance Officer and Chief Legal Officer
Lisa Curcio	Chief Compliance Officer	Compliance Officer

F-1

ROYCE SELECT FUND I,
A SERIES OF THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on July 13, 2012 at a Special Meeting of Shareholders of Royce Select Fund I to be held on September 27, 2012, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.viewproxy.com/roycefunds/2012.

TO VOTE, MARK BLOCKS BELOW	☒
IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposals		For	Against	Abstain
		☐	☐	☐
1.	Approve proposed investment advisory agreement for the Fund.

2.	Approve elimination of the Fund’s fundamental investment restriction limiting its investment in the securities of foreign issuers.	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR each proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of each Proposal.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Date

Signature

Signature (if held jointly)
DETACH AND RETURN THIS PORTION ONLY

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.proxyease.com	Call 1 (866) 437-4675
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

ROYCE SELECT FUND II,
A SERIES OF THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on July 13, 2012 at a Special Meeting of Shareholders of Royce Select Fund II to be held on September 27, 2012, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.viewproxy.com/roycefunds/2012.

TO VOTE, MARK BLOCKS BELOW	☒
IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposals		For	Against	Abstain
		☐	☐	☐
1.	Approve proposed investment advisory agreement for the Fund.

2.	To transact such other business as may properly come before the
Special Meeting or any adjournment thereof.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR each proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of each Proposal.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Date

Signature

Signature (if held jointly)
DETACH AND RETURN THIS PORTION ONLY

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.proxyease.com	Call 1 (866) 437-4675
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

ROYCE GLOBAL SELECT LONG/SHORT FUND,
A SERIES OF THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on July 13, 2012 at a Special Meeting of Shareholders of Royce Global Select Long/Short Fund to be held on September 27, 2012, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.viewproxy.com/roycefunds/2012.

TO VOTE, MARK BLOCKS BELOW	☒
IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposals		For	Against	Abstain
		☐	☐	☐
1.	Approve proposed investment advisory agreement for the Fund.

2.	To transact such other business as may properly come before the
Special Meeting or any adjournment thereof.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR each proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of each Proposal.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Date

Signature

Signature (if held jointly)
DETACH AND RETURN THIS PORTION ONLY

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.proxyease.com	Call 1 (866) 437-4675
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

ROYCE ENTERPRISE SELECT
FUND, A SERIES OF THE ROYCE
FUND 745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on July 13, 2012 at a Special Meeting of Shareholders of Royce Enterprise Select Fund to be held on September 27, 2012, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.viewproxy.com/roycefunds/2012.

TO VOTE, MARK BLOCKS BELOW	☒
IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposals		For	Against	Abstain
		☐	☐	☐
1.	Approve proposed investment advisory agreement for the Fund.

2.	To transact such other business as may properly come before the
Special Meeting or any adjournment thereof.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR each proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of each Proposal.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Date

Signature

Signature (if held jointly)
DETACH AND RETURN THIS PORTION ONLY

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.proxyease.com	Call 1 (866) 437-4675
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

ROYCE OPPORTUNITY SELECT FUND,
A SERIES OF THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on July 13, 2012 at a Special Meeting of Shareholders of Royce Opportunity Select Fund to be held on September 27, 2012, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.viewproxy.com/roycefunds/2012.

TO VOTE, MARK BLOCKS BELOW	☒
IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Vote on Proposals		For	Against	Abstain
		☐	☐	☐
1.	Approve proposed investment advisory agreement for the Fund.

2.	To transact such other business as may properly come before the
Special Meeting or any adjournment thereof.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)
The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR each proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of each Proposal.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Date

Signature

Signature (if held jointly)
DETACH AND RETURN THIS PORTION ONLY

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.proxyease.com	Call 1 (866) 437-4675
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.